UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 15, 2004
(Date of earliest event reported)

3M COMPANY
(Exact name of registrant as specified in its charter)

File No. 1-3285
(Commission File Number)

Delaware	41-0417775
(State of incorporation)	(I.R.S. Employer
Identification Number)
3M Center	55144-1000
St. Paul, Minnesota	(Zip Code)

(Address of principal executive offices)

Registrant’s telephone, including area code:
(651) 733-1110

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On March 15, 2004, 3M Company issued a press release increasing its first-quarter and full-year 2004 earnings guidance (furnished hereunder as Exhibit 99.1).

        The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY
By: /s/ Gregg M. Larson
Gregg M. Larson, Secretary

Dated: March 17, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated as of March 15, 2004, of 3M Company (furnished pursuant to Item 12 hereof).